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                               SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                       of 1934
                                  (Amendment No.   )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ]      Preliminary Proxy Statement
     [ ]      Confidential, for Use of the Commission Only (as permitted by
              Rule 14a-6(e)(2))
     [ ]      Definitive Proxy Statement
     [X]      Definitive Additional Materials
     [ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
              240.14a-12

                     Calvert Social Investment Fund
     ________________________________________________________________________
                   (Name of Registrant as Specified In Its Charter)

     ________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):
     [X]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
              6(i)(2) or Item 22(a)(2) of Schedule 14A.
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
              and 0-11.
              1)      Title of each class of securities to which transaction
                      applies:
                      ______________________________________________________
              2)      Aggregate number of securities to which transaction
                      applies:
                      ______________________________________________________
              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                      ______________________________________________________
              4)      Proposed maximum aggregate value of transaction:

              5)      Total fee paid:
                      ______________________________________________________
     [X]      Fee paid previously with preliminary materials.
     [ ]      Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
              1)      Amount Previously Paid:
                      _______________________________________________________
              2)      Form, Schedule or Registration Statement No.:
                      _______________________________________________________
              3)      Filing Party:
                      _______________________________________________________
              4)      Date Filed:
                      _______________________________________________________
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                                       CALVERT
                                        GROUP


                                4550 Montgomery Avenue
                              Bethesda, Maryland  20814
                                    (301) 951-4800

                                     March 1996

     Dear Investor,

     Thank  you  for  investing   in  Calvert  Social  Investment  Fund   Equity
     Portfolio. On May 15, 1996 we will hold a special meeting of shareholders to approve a new Investment Subadvisory Agreement between Calvert Asset Management Company, Inc. and Loomis, Sayles & Company, L.P.

     Loomis, Sayles, the current subadviser for the Equity Portfolio is a limited partnership, controlled by New England Mutual Life Insurance Company. Plans are currently underway for The New England to merge into Metropolitan Life Insurance Company. The Board of Trustees of the Fund has been advised that the merger of The New England and Metropolitan Life is anticipated to have no effect on the investment management operation of Loomis, Sayles.

     Under the Investment Company Act of 1940, the merger of The New England and Metropolitan Life is considered a change of control of Loomis, Sayles and results in the termination of the current subadvisory agreement between Loomis, Sayles and CAMCO.

     Question 1 requests approval of a new investment subadvisory agreement between CAMCO and Loomis, Sayles. The new agreement is, in all material respects, identical to the current subadvisory agreement. The new subadvisory agreement would take effect at the time of the Merger of The New England and Metropolitan Life.

     We encourage you to vote and return your proxy as soon as possible. If you have any questions or concerns please call your financial professional or Calvert at 1-800-368-2750.

     Sincerely,

     /s/ Clifton S. Sorrell, Jr.
     ---------------------------
     Clifton S. Sorrell, Jr.
     President
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